First Quarter 2023 Earnings Call May 2, 2023 DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and the impact of inflation on our business; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy, and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy ("the Spin-Off") as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2022, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

First Quarter 2023 Accomplishments Strong financial performance Net income of $81 million and Adjusted EBITDA1 of $225 million Confident in 2023 Adjusted EBITDA guidance Issued investment grade debt at NEXUS to fund organic growth Successful development activity Growth investments are on-schedule and on-budget ~80% of overall growth project capital cost has been de-risked2 Strong rates and extended terms for new storage contracts Advancing energy transition opportunities Continued geologic characterization for Louisiana CCS project Active participation in the Decarbonization Network of Appalachia (DNA) hydrogen hub DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix; starting with the first quarter of 2023, we changed our Adjusted EBITDA calculation to include proportional EBITDA of our equity method investees. This change was precipitated by the successful NEXUS debt financing 2. Represents capital spend to date and committed procurement contracts 3

DT Midstream Investment Thesis Clean assets, clean balance sheet, clean story Integrated and well-positioned assets Haynesville / Appalachia dry gas focus Assets providing wellhead to market service Directly serving growing LNG export demand Highly contracted cash flows Long-term take-or-pay contracts Committed to a durable and growing dividend No direct commodity exposure Strong balance sheet with low leverage Self-funded investment program No significant near-term debt maturities Low and declining leverage Mature environmental, social and governance leadership Executing on energy transition projects Committed to 30% emissions reduction by 2030 and net zero by 2050 DT Midstream 4

NEXUS Pipeline Project Financing Supports Organic Growth Optimizes balance sheet by providing additional liquidity and interest expense savings NEXUS project financing sources and uses1 (millions) $375 Proceeds from NEXUS financing Sources $375 DTM revolver pay down / organic growth investments Uses Issuance of non-recourse debt at NEXUS $750 million of total debt at NEXUS Pipeline (DTM's 50% share: $375 million) Investment grade rated debt Weighted average rate of 5.52% DT Midstream 1. DTM share of overall debt issuance is $375 million, chart excludes transaction fees of ~$5 million 5

Updated Adjusted EBITDA Methodology New methodology reflects full proportional EBITDA from equity method investees Adjusted EBITDA1 (millions) 950 900 850 800 750 700 Proportionate share of equity method investee interest expense2 $841 $11 $830 Proforma 2022 $895 - $935 $15 $880 - $920 2023 updated guidance Adjusted EBITDA excludes the interest expense associated with equity method investee debt Expected interest expense for Millennium Pipeline and Vector Pipeline in 2023 are as follows: Millennium: $13 million Vector: $2 million DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix; starting with the first quarter of 2023, we changed our Adjusted EBITDA calculation to include proportional EBITDA of our equity method investees. This change was precipitated by the successful NEXUS debt financing 2. Interest expense in 2022 reflects Millennium Pipeline ownership at 26.25% through September and 52.5% for the balance of the year 6

First Quarter 2023 Financial Results Adjusted EBITDA1 (millions), xx segment % of overall $230 $142 $88 Q4 2022 62% 38% $225 $141 $84 Q1 2023 63% 37% Gathering Pipeline DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix Pipeline Impact of updated Adjusted EBITDA methodology Q1 2023: $4 million Q4 2022: $3 million Gathering ~$2 million impact from transferring Michigan Gathering to Pipeline segment in Q1 2023 following successful service conversion 7

Financial Results Three months ended (millions, except EPS) Adjusted EBITDA1 Pipeline segment Gathering segment Operating Earnings2 Operating EPS2 Distributable Cash Flow3 Growth Capital4 Maintenance Capital March 31, 2023 $225 ($4 million impact of updated Adj. EBITDA methodology) $141 ($4 million impact of updated Adj. EBITDA methodology) $84 $81 $0.84 $223 $227 $3 December 31, 2022 $230 ($3 million impact of updated Adj. EBITDA methodology) $142 ($3 million impact of updated Adj. EBITDA methodology) $88 $91 $0.93 $140 $711 $7 Key drivers ~$2 million impact from transferring Michigan Gathering to Pipeline segment in Q1 2023 Deferred tax adjustment in Q1 2023 Interest payment in Q4 2022 Acquisition of Millennium Pipeline in Q4 2022 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 4. Growth Capital includes contribution to equity method investees 8

Gathering Volume Summary Haynesville throughput (bcf/d) Blue Union Gathering 1.57 Q1 2022 1.53 Q2 2022 1.66 Q3 2022 1.70 Q4 2022 1.63 Q1 2023 Northeast throughput (bcf/d) Susquehanna Gathering Appalachia Gathering Tioga Gathering 1.34 Q1 2022 1.28 Q2 2022 1.35 Q3 2022 1.35 Q4 2022 1.36 Q1 2023 DT Midstream 9

Growth Investment Summary

Projects remain on-schedule and on-budget and have been significantly de-risked

Contracted growth investments

	Project	In-service date(s)
Pipeline	Haynesville LEAP pipeline expansion – Phase 1	Q4 2023
	Haynesville LEAP pipeline expansion – Phase 2	Q1 2024
	Haynesville LEAP pipeline expansion – Phase 3	Q3 2024
Gathering	Appalachia Gathering System expansion – Phase 2	Q4 2023
	Haynesville Blue Union expansion	Q3 2022 – Q1 2024

Project capital


Capital spend to date & committed procurement contracts

~80% of overall project capital cost has been **de-risked**

- Pipeline construction activities currently ahead of schedule
- Treating plant equipment on-site

DT Midstream

10

Capital Allocation Approach Preserve balance sheet strength Current plan naturally deleverages the business into low 3x's over the 5-year period Committed to long-term 4x leverage ratio ceiling Durable and growing dividend +15% dividend increase since the spin-off 2.4x dividend coverage, with financial policy of a 2x coverage ratio floor Invest in accretive organic growth projects Deploy capital at attractive 5-8x build multiples1 Strong organic growth project backlog Maintain financial flexibility Strong value creation optionality to pursue the most accretive use of excess cash flow (i.e., growth investments, increased dividend, share buybacks, and/or debt reduction) DT Midstream 1. New project build multiples differ based on business segments (i.e., pipeline vs gathering) 11

Disciplined Capital Investment Approach to Deliver Shareholder Value 2023-2027 capital outlook (Growth capex) ~$0.8 billion committed to organic growth projects at 5-8x build multiples $575 - $650 million 2023 guidance 2024 committed Additional organic growth opportunities $1.7 - $2.2 billion 2023 - 2027 guidance 5-year capital outlook is self-funded and supports deleveraging to low 3x's Cash flow will be deployed to the most accretive option (i.e., growth investments, increased dividend, share buybacks, and/or debt reduction) Strong organic growth project backlog comprised of traditional midstream and energy transition investments No external equity issuances required DT Midstream 12

Geared to Capture Future Growth Differentiated Commercial Approach Provides a Unique Competitive Advantage Pure play natural gas focus Dominant position in the two premier dry gas basins Integrated wellhead to market connectivity Positioned for Energy Transition Investments Executing on CCS project in Louisiana Actively participating in hydrogen hub initiatives in Appalachia Agile commercial execution Streamlined organization with efficient processes Award-winning customer service approach1 Short-cycle growth investments Focus on capital efficient organic growth opportunities Robust backlog of "right-sized" opportunities DT Midstream 1. Top-rated company out of 63 participants in the MASTIO 8th edition industry-wide Midstream Customer Value / Loyalty Benchmarking Study, which measures system reliability, schedule performance, among other factors 13

Louisiana Carbon Capture and Sequestration Advancing our energy transition platform Louisiana CCS project area Texas Louisiana Gillis Hub DTM assets Operating DTM treating plants DTM treating plant under construction Utilizing CO2 from DTM owned treating facilities Leveraging our strong expertise and integrated asset platform Project scope includes capture equipment, a new CO2 pipeline and storage development Targeting a proximal geological storage formation with capacity of over 1 million metric tons per annum Class VI well permit application filed in November Recently completed seismic surveys Sustainable investment with upside potential Supports carbon neutral "wellhead to water" service offering Reduces DTM's emissions profile Economics are fully supported by 45Q tax credit Potential for incremental third-party CO2 DT Midstream 1. 14

Appendix DT Midstream

2023/2024 Guidance Summary 2023 2024 (millions, except EPS) Adjusted EBITDA1 Operating Earnings2 Operating EPS2 Distributable Cash Flow3 Capital Expenditures Growth Capital4 Maintenance Capital Adjusted EBITDA (early outlook) Current Guidance $895 - $935 ($15 million impact of updated Adj. EBITDA methodology) $340 - $356 $3.50 - $3.66 $625 - $675 $605 - $690 $575 - $650 $30 - $40 $920 - $970 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in this appendix 4. Growth Capital includes contribution to equity method investees 16

Strong Organic Opportunities Across Our Existing Footprint

	Asset	2023-2027 commercial focus	Overview
Pipeline	LEAP	• Active discussions for expansions up to ~3 Bcf/d	• Connecting growing Haynesville supply with growing LNG demand
	Stonewall	• Active discussions with existing and new customers for expansion opportunities	• Providing incremental Appalachia pipeline takeaway to East Coast LNG and Gulf Coast markets
	NEXUS	• Generation Pipeline interconnection • New supply connections; hydraulic optimization	• Providing Ohio industrial corridor access to NEXUS supply
	Millennium	• Recently completed open season for potential expansion opportunity	• Enabling additional supply into New York and New England markets through compression expansion
Gathering	Blue Union	• Active discussions for gathering and treating expansion opportunities	• Serving growing production from existing customers; step out expansions to connect new customers
	Appalachia Gathering	• Active discussions for further expansion	• Serving growing production from existing customers
	Tioga	• Active discussions regarding full-scale development	• Supporting new drilling activity in undeveloped acreage
Energy Transition	Carbon Capture and Sequestration	• Continue to advance Louisiana CCS opportunity towards final investment decision • New project development	• Permanently sequestering CO_2 from DTM treating assets; underpinned by 45Q tax credit • Leveraging strong expertise to advance CCS in new regions
	Hydrogen	• Advance hydrogen hub project concepts • Work with strategic partner to identify and advance development opportunities	• Commercializing hydrogen transportation, storage and production

DT Midstream

17

Phase 1 LEAP Expansion On-track for Q4 2023 In-service

Serving growing LNG export demand via capital efficient expansion

Increasing LEAP by 90% from 1.0 Bcf/d to 1.9 Bcf/d

- Capital efficient, lower-risk expansions provide timely access to growing LNG demand
- Project includes a combination of looping and compression
- LEAP can be further expanded up to ~3 Bcf/d

Haynesville / Louisiana Gulf Coast



DTM assets
DTM treating plants
Blue Union expansion build
New electric compression
LNG facilities
Operational
Under development
Louisiana
Texas
Gillis Hub
Lake Charles LNG
Cameron LNG
Henry Hub
Port Arthur
Sabine Pass LNG
CP2
Golden Pass LNG
Calcasieu Pass
Delfin LNG
Plaquemines
NFE Louisiana Fast LNG
Contracted LEAP capacity (Bcf/d)
In-service
Current
1.0
Phase 1 expansion
0.3
Q4 2023
Phase 2 expansion
0.4
Q1 2024
Phase 3 expansion
0.2
Q3 2024
Total
1.9
Full expansion opportunity
3.0

DT Midstream

18

Serving Highly Economic Resource Areas DTM's assets are well positioned on the new drilling cost supply curve New drill supply curve 20251 Breakeven $/MMBtu $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 DTM asset resource areas Blue Union / LEAP AGS / Stonewall SGC / Bluestone Tioga Gathering Other Associated Gas Annual new supply needed to offset production declines and meet new demand 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 New drill supply (bcf/d) DT Midstream 1. Includes regional basis differential Source: Wood Mackenzie North America Gas Markets Long-Term Outlook - March 2023 19

DTM Assets are Supporting Growing LNG Export Demand DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand Arkansas Mississippi Haynesville Shale Blue Union Gathering Texas LEAP Lateral Louisiana Lake Charles Port Arthur Cameron Golden Pass Sabine Pass CP2 Calcasieu Pass Delfin LNG Plaquemines NFE Louisiana Fast LNG Cove Point LNG Marcellus Shale Appalachia Gathering Stonewall Lateral West Virginia Maryland Cove Point Virginia Gulf Coast LNG corridor LNG facilities Operational Under development US LNG export capacity1 (bcf/d) +12 Bcf/d ~10 Bcf/d of Louisiana Gulf Coast area LNG export growth through 20302 28 24 20 16 12 8 4 0 2022 2023 2024 2025 2026 2027 2028 2029 2030 Sabine Pass Cameron Calcasieu Pass Golden Pass Plaquemines LA FLNG Port Arthur Cove Point Corpus Christi Freeport Elba Island DT Midstream 1. Source: Wood Mackenzie North America Gas Markets Long-Term Outlook - March 2023 2. Represents growth from annual average level in 2022 20

Strong Long-term Production Outlook in Both Basins Haynesville & Appalachia drilling activity levels remain strong; production is expected to experience significant growth through 2030 Historical dry gas rig count Haynesville Appalachia 100 90 80 70 60 50 40 30 20 10 0 2020 2021 2022 2023 DUC inventory1 Haynesville Appalachia 482 659 686 706 719 706 DTM basin production forecast (bcf/d) Haynesville Appalachia 46 13 33 2022 +15 Bcf/d 61 21 40 2030 DT Midstream 1. Drilled but uncompleted wells; reflects year end inventory. 2023 data through March Sources: EIA, S&P Global Commodity Insights, & Wood Mackenzie North America Gas Markets Long-Term Outlook - March 2023 21

Equity Method Investee Debt Details DTM proportionate share Asset (DTM ownership %) NEXUS Pipeline (50%). Millennium Pipeline (52.5%) Vector Pipeline (40%) End of year debt balances 2022 $165 $34 2023 $375 $144 $31 2024 $375 $129 $29 Interest expense 2022 $9 2 $2 2023 $14 $13 $2 2024 $21 $11 $2 Weighted average interest rate1 5.52% 5.79% 4.38% Maturity Bullets, 2028 through 2035 Fully amortized by 2032 Fully amortized by 2034 DT Midstream 1. Weighted average interest rate as of 12/31/2022 for Millennium Pipeline and Vector Pipeline 2. Interest expense in 2022 reflects ownership at 26.25% through September and 52.5% for the balance of the year 22

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2023 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 23

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 24

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings Three Months Ended March 31, 2023 December 31, 2022 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Equity method investee goodwill impairment $ - $ - $ 7 A $ (1) Net Income Attributable to DT Midstream $ 81 $ - $ - $ 81 $ 85 $ 7 $ (1) $ 91 Three Months Ended March 31, 2023 March 31, 2022 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $ 81 $ - $ - $ 81 $ 81 $ - $ - $ 81 (1) Excluding tax related adjustments, the amount of income taxes was calculated on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments Adjustment Key A Equity method investee goodwill impairment - recorded in Earnings from equity method investees DT Midstream 25

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings per diluted share(2) Three Months Ended March 31, 2023 December 31, 2022 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Equity method investee goodwill impairment $ - $ - $ 0.08 A $ (0.03) Net Income Attributable to DT Midstream $0.84 $ - $ - $ 0.84 $ 0.88 $ 0.08 $ (0.03) $ 0.93 Three Months Ended March 31, 2023 March 31, 2022 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $ 0.84 $ - $ - $ 0.84 $ 0.84 $ - $ - $0.84 (1) Excluding tax related adjustments, the amount of income taxes was calculated on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding - Diluted, as noted on the Consolidated Statements of Operations Adjustment Key A Equity method investee goodwill impairment - recorded in Earnings from equity method investees DT Midstream 26

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 Consolidated (millions) Net Income Attributable to DT Midstream $ 81 $ 85 $ 81 Plus: Interest expense 38 38 31 Plus: Income tax expense 39 35 25 Plus: Depreciation and amortization 43 44 42 Plus EBITDA from equity method investees(1) 75 66 51 Plus Adjustments for non-routine items(2) - 7 - Less: Interest income - (1) - Less: Earnings from equity method investees (50) (43) (36) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $ 225 $ 230 $ 193 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 (millions) Earnings from equity methods investees $ 50 $ 43 $ 36 Plus: Depreciation and amortization attributable to equity method investees 21 20 13 Plus: Interest expense attributable to equity method investees 4 3 2 EBITDA from equity method investees $ 75 $ 66 $ 51 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended December 31, 2022, adjustments for non-routine items included an equity method investee goodwill impairment of $7 million. DT Midstream 27

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 Pipeline (millions) Net Income Attributable to DT Midstream $ 57 $ 58 $ 48 Plus: Interest expense 16 16 13 Plus: Income tax expense 28 22 16 Plus: Depreciation and amortization 16 17 16 Plus: EBITDA from equity method investees(1) 75 66 51 Plus: Adjustments for non-routine items(2) - 7 - Less: Earnings from equity method investees (50) (43) (36) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $ 141 $ 142 $ 107 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 (millions) Earnings from equity methods investees $50 $43 $36 Plus: Depreciation and amortization attributable to equity method investees 21 20 13 Plus: Interest expense attributable to equity method investees 4 3 2 EBITDA from equity method investees $ 75 $ 66 $ 51 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended December 31, 2022, adjustments form non-routine items included an equity method investee goodwill impairment of $7 million DT Midstream 28

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 Gathering (millions) Net Income Attributable to DT Midstream $ 24 $ 27 $ 33 Plus: Interest expense 22 22 18 Plus: Income tax expense 11 13 9 Plus: Depreciation and amortization 27 27 26 Less: Interest income - (1) - Adjusted EBITDA $ 84 $ 88 $ 86 DT Midstream 29

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 (millions) Net Income Attributable to DT Midstream $ 81 $ 85 $ 81 Plus: Interest expense 38 38 31 Plus: Income tax expense 39 35 25 Plus: Depreciation and amortization 43 44 42 Less: Earnings from equity method investees (50) (43) (36) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Plus: Dividends and distributions from equity method investees 82 70 50 Less: Cash interest expense (6) (66) (6) Less: Cash taxes - (15) (1) Less: Maintenance capital investment(1) (3) (7) (3) Distributable Cash Flow $ 223 $ 140 $ 182 (1) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. DT Midstream 30